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                                                       Exhibit 23.3

                            [LETTERHEAD OF KPMG LLP]



                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
MidAmerican Realty Services Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG LLP
                                      ------------------------
                                            KPMG LLP


KPMG LLP
Des Moines, Iowa

September 13, 1999